Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Timeline, Inc. (the "Company") on Form 10-KSB for the fiscal year ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles
R. Osenbaugh, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                   /s/ Charles R. Osenbaugh                Date: June 23 2004
            -------------------------------------
                     Charles R. Osenbaugh,
            President and Chief Financial Officer